UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2016

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(Exact name of registrant as specified in its charter)

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Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 29, 2016, Platform Specialty Products Corporation ("Platform") issued a press release announcing Platform's preliminary unaudited financial performance for the fourth quarter and fiscal year ended December 31, 2015 (the "Preliminary Release"). A copy of the Preliminary Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On February 29, 2016, Platform also posted supplemental financial information relating to Platform's preliminary unaudited financial performance for the fourth quarter and fiscal year ended December 31, 2015. The supplemental financial information, which can be found in the Investor Relations section of Platform's website at www.platformspecialtyproducts.com under Events & Presentations, is attached hereto as Exhibit 99.2.

Within the Preliminary Release and the supplemental financial information furnished herewith, Platform refers to certain financial measures that are not in accordance with generally accepted accounting principles in the United States of America ("GAAP"), such as adjusted EBITDA, adjusted EBITDA margin, on a current, pro forma and pro forma constant currency basis. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.

Platform believes that these non-GAAP measures represent important internal measures of performance as management uses such measures in monitoring and evaluating Platform's ongoing financial results, as well as to reflect Platform's acquisitions. Management believes that these measures provide a more complete understanding of Platform's operational results and a meaningful comparison of Platform's performance between periods. These non-GAAP measures, however, may not reflect the actual financial results Platform would have achieved absent such acquisitions, and may not be indicative of the results that Platform expect to recognize for future periods. These non-GAAP measures should be considered in addition to, not a substitute for, measures of financial performance prepared in accordance with GAAP.

The information in this Item 2.02 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and Exhibits 99.1 and 99.2 attached hereto shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 8.01. Other Events.

On February 29, 2016, Platform also announced in the Preliminary Release that it will avail itself of the 15-day filing extension, available under Rule 12b-25 of the Exchange Act, to file its annual report on Form 10-K for the fiscal year ended December 31, 2015 (the "Form 10-K"). Platform expects to file the Form 10-K within the 15-day extension period.

Forward-Looking Information

This Current Report on Form 8-K contains certain forward-looking statements with respect to Platform's financial condition, results of operations and businesses and certain plans and objectives of Platform with respect to the filing of the Form 10-K. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as "anticipate", "believe", "expect", "estimate", "intend", "plan", "goal", "hope", "aims", "continue", "will", "may", "should", "would", "could" or other words of similar meaning. These statements are based on assumptions and assessments made by Platform in light of their experience and their perception of historical trends, current conditions, future developments and other factors they believe appropriate. By their nature, forward-looking statements involve risk and uncertainty, because they relate to events and depend on circumstances that will occur in the future and the factors described in the context of such forward-looking statements in this Current Report on Form 8-K could cause actual results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and you are therefore cautioned not to place undue reliance on these forward-looking statements, which speak only as at the date of this Current Report on Form 8-K. Except as required by applicable law, Platform assumes no obligation to update or correct the information contained herein, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title
99.1	Preliminary Release, dated February 29, 2016, relating to Platform's preliminary unaudited financial performance for the 2015 fourth quarter and fiscal year (furnished only).
99.2	Supplemental Financial Information, dated February 29, 2016, relating to Platform's preliminary unaudited financial performance for the 2015 fourth quarter and fiscal year (furnished only).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION (Registrant)
February 29, 2016	/s/ Sanjiv Khattri Sanjiv Khattri
(Date)	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Preliminary Release, dated February 29, 2016, relating to Platform's preliminary unaudited financial performance for the 2015 fourth quarter and fiscal year (furnished only).
99.2	Supplemental Financial Information, dated February 29, 2016, relating to Platform's preliminary unaudited financial performance for the 2015 fourth quarter and fiscal year (furnished only).